UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 20, 2006

SIBLING ENTERTAINMENT GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

333-60958 Commission File Number)	13-3963541 (IRS Employer Identification No.)

511 West 25th Street Suite 503 New York, New York 10001 (Address of Principal Executive Offices)	(212) 414-9600 (Telephone Number including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

After Sibling Entertainment Group, Inc (the “Company”) filed its June 30, 2005 Form 10-KSB and Company’s Interim Quarterly Report Form 10-QSB for the periods ending September 30, 2005, December 31, 2005 and March 31, 2006 (collectively, the “Previously Issued Financial Statements”) as a result of comments received from and discussions with the staff of the Securities and Exchange Commission (the “SEC”) , the Board of Directors of Sibling Entertainment Group, Inc. (“Company”) determined on October 16, 2006 that the Company’s Previously Issued Financial Statements should no longer be relied upon for the reasons setforth below. The Company has amended and is re-filing its financial statements for its fiscal years ended June 30, 2004 and June 30, 2005 on Form 10KSB/A to reflect a restatement of its consolidated balance sheets and related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended as set forth in the tables and notes below.

Additionally, the Company has amended and will re-file its interim financial statements to reflect a restatement of its consolidated balance sheets and related consolidated statements of operations, the statement of stockholder’s equity and cash flows for the quarters ended September 30, 2005, December 31, 2005, and March 31, 2006 (the “Restatements”) as set forth in the tables and notes below.

The Company has discussed with its independent auditors the matters disclosed in this Current Report under Item 4.02.

Restatement of the Company’s June 30, 2005 Form 10-KSB Financial Statements

The Company’s management concluded that the Company’s previously filed financial statements as of and for year ended June 30, 2005, should no longer be relied upon as a result of Company’s determination in its accounting methods and procedures to (1) restate the investment in Sibling Entertainment, Inc. (“SEI”) in this annual report and the Company’s financial statements for the fiscal year ended June 30, 2005, to recognize equity losses of $4,353 by properly accounting for the investment under the equity method as set forth in EITF 02-14: “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock,” due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee, (2) properly recognize the forgiveness of debt of $6,960 recorded in fiscal 2004 as a capital transaction rather than as an income statement item since it was a release of an obligation to entities owned by a former officer and significant shareholder, (3) show separately the value of additional paid-in capital related to warrants issued under our Series A-1 stock offering, and to disclose our accounting treatment and method of determining the fair value of such warrants, (4) recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2005 from SEI of $2,779,624 by properly accounting for this business combination as set forth in SFAS No. 141, “Business Combinations,” and (5) properly remove $3,207 in subsidiary office expenses from the Company’s Consolidated Statement of Operations that were incurred prior to the date of the aforementioned business combination and therefore should not have been included in the results of operations for the year ended June 30, 2005. The impact of these adjustments on the Company’s financial results as originally reported is summarized below:

Changes to the CONSOLIDATED BALANCE SHEET

	Year Ended June 30, 2005
	As Previously Reported	Adjustement		As Restated

Goodwill	$—	$2,779,624	(a)	$2,779,624
Investment in related company	300,000	(4,353	) (b)	295,647
Deficit accumulated during development stage	(446,165)	(8,107	) (c)	(454,272)
Additional paid-in capital - warrants	—	4,631	(d)	4,631
Additional paid-in capital	839,333	2,778,746	(e)	3,618,079

Changes to the STATEMENTS OF OPERATIONS

	Year Ended June 30, 2005
	As Previously Reported	Adjustement		As Restated

Loss from operations	$(296,631)	$3,206	(f)	$(293,425)
Net loss	(296,631)	(1,953	) (g)	(298,584)
Loss per share	$(0.03)	—		$(0.03)

(a)

The Company has restated its 2005 financial statements to recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2005 from SEI of $2,779,624 by accounting for this business combination as set forth in SFAS No. 141, “Business Combinations.”

(b)

The Company has restated the investment in SEIin this annual report the Company’s financial statements for the fiscal year ended June 30, 2005, to recognize equity losses of $4,353 by accounting for the investment under the equity method as set forth in EITF 02-14.

(c)	The Company has restated the “Deficit accumulated during the development stage” as result of the accumulated changes reported in this statement through June 30, 2005.

(d)

The Company has restated the 2005 financial statements to report separately the value of additional paid-in capital related to warrants issued under our stock offerings, and to disclose its accounting treatment and method of determining the fair value of such warrants.

(e)

The Company has restated the “Additional paid-in capital” as result of the accumulated changes reported in this statement from the reported changes of “Goodwill” as a result of the acquisition of Sibling Pictures, Inc. as described above and the increase of “Additional paid-in capital - warrants”

(f)

The Company has restated the Loss from Operations to remove $3,206 in subsidiary office expenses from the Company’s Consolidated Statement of Operations that were incurred prior to the date of the aforementioned business combination and therefore should not have been included in the results of operations for the year ended June 30, 2005.

(g)	The Company has restated “Net loss” as a result of the combined changes from “Investment in related company” and the “subsidiary offices expenses.”

Changes to the STATEMENTS OF OPERATIONS

	Year Ended June 30, 2004
	As Previously Reported	Adjustement		As Restated

Gain on forgiveness of debt - related party	$6,960	$(6,960	) (a)	$—
Net loss	29,148	6,960	(a)	36,108
Loss per share	(0.00)	0		$(0.00)

(a)

The Company has recognize the forgiveness of debt of $6,960 recorded in fiscal 2004 as a capital transaction rather than as an income statement item since it was a release of an obligation to entities owned by a former officer and significant shareholder of the Company.

In addition, the Company will restate in its financial statement disclosures, as follows. Note 2 - added language to more fully disclose the Company’s revenue recognition policies for the various sources and expected sources of revenue. Note 3 - Corrected and expanded disclosures to include information required by SFAS No. 141, “Business Combinations” and additional information regarding the nature of the transaction and parties involved. Note 5 - modified disclosure due to change in accounting treatment of the related investment to the equity method. Note 6 - footnote added to disclose details of other investments of the Company. Note 10 - footnote added to disclose basis for write-off of investment in motion picture rights. Note 11 - added basis of accounting for warrants and method of determining fair value. Note 12 - added required disclosures for income taxes. Note 14 - added clarification to changes to related party agreements and additional information related to amounts receivable from the Denver Civic Theater.

Restatement of the Company’s September 30, 2005 Form 10-QSB Financial Statements

The Company’s management concluded that the Company’s previously filed financial statements as of and for three months ended September 30, 2005, should no longer be relied upon as a result of Company’s determination in its accounting methods and procedures to (1) restate the investment in SEI in this report and the Company’s financial statements for the period ended

September 30, 2005, to recognize equity losses of $4,353 and $1,184 for the year ended June 30, 2005 and the three months ended September 30, 2005, respectively by properly accounting for the investment under the equity method as set forth in EITF 02-14: “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock,” due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee, (2) recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2006 from SEI of $2,779,624 by properly accounting for this business combination as set forth in SFAS No. 141, “Business Combinations,” and (3) to show separately the value of additional paid-in capital related to warrants issued under our series A-1 stock offering, and to disclose our accounting treatment and method of determining fair value of such warrants. The impact of these adjustments on the Company’s financial results as originally reported is summarized below:

Changes to the CONSOLIDATED BALANCE SHEET

	For the three months ended September 30, 2005
	As Previously Reported	Adjustement		As Restated

Goodwill	$—	$2,779,624	(h)	$2,779,624
Investment in related company	350,000	(5,538	) (i)	344,462
Deficit accumulated during development stage	(616,797)	(9,291	) (j)	(626,088)
Additional paid-in capital - warrants	—	8,754	(k)	8,754
Additional paid-in capital	1,392,113	2,774,623	(l)	4,166,736

Changes to the STATEMENTS OF OPERATIONS

	For the three months ended September 30, 2005
	As Previously Reported	Adjustement		As Restated

Loss from operations	$(171,032)	$—	(m)	$(171,032)
Net loss	(170,632)	(1,184	) (n)	(171,816)
Loss per share	$(0.01)	—		$(0.01)

(h)

As previously described in (a) above, the Company has restated its 2005 financial statements to recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2005 from SEI of $2,779,624 by accounting for this business combination as set forth in SFAS No. 141, “Business Combinations.”

(i)

The Company has restated the investment in SEI n this quarterly report and the Company’s financial statements for the fiscal year ended June 30, 2005, as previously described in (b) above, and September 30, 2005, to recognize equity losses of $1,184 and $4,353, respectively, by accounting for the investment under the equity method as set forth in EITF 02-14.

(j)	The Company has restated the “Deficit accumulated during the development stage” as result of the accumulated changes reported in this statement through September 30, 2005.

(k)

The Company has restated the financial statements to report separately the value of additional paid-in capital related to warrants issued under our stock offerings, and to disclose its accounting treatment and method of determining the fair value of such warrants for the fiscal year ended June 30, 2005 as previously described in (d) above, and September 30, 2005, to recognize the additional paid-in capital related to warrants of $4,631 and $4,123, respectively.

(l)

The Company has restated the “Additional paid-in capital” as result of the accumulated changes reported in this statement from the reported changes of “Goodwill” as a result of the acquisition of Sibling Pictures, Inc. as described above, and the increase of “Additional paid-in capital - warrants.”.

(m)	There was no change in the reported “Loss from operations” for the period ending September 30, 2005.

(n)	As stated in (i) above, the Company has restated as a result of the changes from “Investment in related company.”

In addition, the Company will restate in its financial statement disclosures included in Form 10-QSB/A for the period ending September 30, 2005 (the “Sept 2005 Form 10-QSB/A”) to be filed as follows. Note 2 - added language to more fully disclose the Company’s revenue recognition policies for the various sources and expected sources of revenue. Note 4 - modified disclosure due to change in accounting treatment of the related investment to the equity method. Note 5 - footnote added to disclose details of other investments of the Company. Note 8 - added basis of accounting for warrants and method of determining fair value. Note 9 - footnote added to disclose other liabilities to be settle in stock for funds collected from a single investor to be applied towards a stock subscription pending completed paperwork. Note 3 - added clarification to changes to related party agreements and additional information related to amounts receivable from the Denver Civic Theater.

The Sept 2005 Form 10-QSB/A only amends and restates certain information in Item 1 (Financial Statements) and Item 2 (Management’s Discussion And Analysis Or Plan Of Operation), and such amendment and restatement with respect to Items 1 and 2 only reflect the restatement of the financial statements as described above. Except as so amended for the foregoing amended and restated information, the Sept 2005 Form 10-QSB/A continues to describe conditions as of the date of the original filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the original filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the original filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the original filing (other than the restatement), and such forward-looking statements should be read in their historical context. The Sept 2005 Form 10-QSB/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the original filing, including any amendments to those filings.

Restatement of the Company’s December 31, 2005 Form 10-QSB Financial Statements

The Company’s management concluded that the Company’s previously filed financial statements as of and for three months ended December 31, 2005, should no longer be relied upon as a result of Company’s determination in its accounting methods and procedures to (1) restate the investment in SEI in this amended 10-QSB/A report and the Company’s financial statements for the six months ended December 31, 2005 and the fiscal year ended June 30, 2005, to recognize equity losses of $1,688 and $4,353, respectively, by properly accounting for the investment under the equity method as set forth in EITF 02-14: “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock,” due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee, (2) recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2006 from SEI of $2,779,624 by properly accounting for this business combination as set forth in SFAS No. 141, “Business Combinations,” (3) recognize $3,333 of recoupable advances for the value of stock issued to consultants for services that may be performed in the future, which the Company had previously accounted for as stock-based compensation, and (4) to show separately the value of additional paid-in capital related to warrants issued under our offerings, and to disclose our accounting treatment and method of determining the fair value of such warrants. The impact of these adjustments on the Company’s financial results as originally reported is summarized below:

Changes to the CONSOLIDATED BALANCE SHEET

	For the six months ended December 31, 2005
	As Previously Reported	Adjustement		As Restated

Goodwill	$—	$2,779,624	(o)	$2,779,624
Investment in related company	350,000	(6,041	) (p)	343,959
Deficit accumulated during development stage	(800,447)	(6,461	) (q)	(806,908)
Additional paid-in capital - warrants	—	13,893	(r)	13,893
Additional paid-in capital	1,663,523	2,769,484	(s)	4,433,007

Changes to the STATEMENTS OF OPERATIONS

	For the six months ended December 31, 2005
	As Previously Reported	Adjustment		As Restated

Loss from operations	$(355,082)	$3,333	(t)	$(351,748)
Net loss	(355,082)	2,830	(u)	(352,636)
Loss per share	$(0.02)	—		$(0.02)

(o)

As previously described in (a) and (h) above, the Company has restated its 2005 financial statements to recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2005 from SEI of $2,779,624 by accounting for this business combination as set forth in SFAS No. 141, “Business Combinations.”

(p)

The Company has restated the investment in SEI in this quarterly report and the Company’s financial statements for the fiscal year ended June 30, 2005, as previously described in (b) above, and September 30, 2005 as previously described in (i) above, to recognize equity losses of $1,184, $4,353 and $504 for the three months ending December 31, 2005, respectively, by accounting for the investment under the equity method as set forth in EITF 02-14.

(q)	The Company has restated the “Deficit accumulated during the development stage” as result of the accumulated changes reported in this statement through December 31, 2005.

(r)

The Company has restated the financial statements to report separately the value of additional paid-in capital related to warrants issued under our offerings, and to disclose its accounting treatment and method of determining the fair value of such warrants for the fiscal year ended June 30, 2005 as previously described in (d) above, and September 30, 2005 as previously described in (k) above, to recognize the additional paid-in capital related to warrants of $4,631 and $4,123, respectively and $ 5,139 for the three months ending December 31, 2005.

(s)

The Company has restated the “Additional paid-in capital” as result of the accumulated changes reported in this statement from the reported changes of “Goodwill” and the increase of “Additional paid-in capital - warrants” as a result of the acquisition of Sibling Pictures, Inc. as described above.

(t)

The Company has restated “Loss from operations” for the period ending December 31, 2005 to recognize $3,333 of recoupable advances for the value of stock issued to consultants for services that may be performed in the future, which the Company had previously accounted for as stock-based compensation.

(u)

As stated in (i) above, the Company has restated as a result of the combined changes from “Investment in related company” and “Loss from operations” as result of the accumulated changes reported in this statement through December 31, 2005.

In addition, the Company will restate in its financial statement disclosures, as follows. Note 3 - modified investment in related company stock disclosure due to change in accounting treatment of the related investment to the equity method and added clarification to changes to related party agreements and additional information related to amounts receivable from the Denver Civic Theater. Note 4 - added footnote to disclose details of advances and prepaid expenses. Note 6 - footnote added to disclose details of other investments of the Company. Note 8 - added basis of accounting for warrants and method of determining fair value and mention of stock sold to a foreign investor. In addition, this amended report includes changes in language to Item 1 (Financial Statements).

The 10-QSB/A to be filed for the period ending December 31, 2005 (the “Dec 2005 Form 10-QSB/A”) only amends and restates certain information in Item 1 (Financial Statements) and Item 2 (Management’s Discussion And Analysis Or Plan Of Operation), and such amendment and restatement with respect to Items 1 and 2 only reflect the restatement of the financial statements as described above. Except for the foregoing amended and restated information, this Dec 2005 Form 10-QSB/A continues to describe conditions as of the date of the original filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the original filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the original filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the original filing (other than the restatement), and such forward-looking statements should be read in their historical context. This Dec 2005 Form 10-QSB/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the original filing, including any amendments to those filings.

Restatement of the Company’s March 31, 2006 Form 10-QSB Financial Statements

The Company’s management concluded that the Company’s previously filed financial statements as of and for three months ended March 31, 2006 should no longer be relied upon as a result of Company’s determination in its accounting methods and procedures to (1) restate the investment in SEI in this amended 10-QSB/A quarterly report and the Company’s financial statements for the fiscal year ended June 30, 2005, to recognize equity losses of $1,688 and $4,353, respectively, by properly accounting for the investment under the equity method as set forth in EITF 02-14: “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock,” due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee, (2) recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2006 from SEI of $2,779,624 by properly accounting for this business combination as set forth in SFAS No. 141, “Business Combinations,” and (3) recognize a loss on its investment in SEI in the amount of $233,621 as a result of management’s assessment of its investment for impairment, in accordance with EITF 03-1, “The Meaning of Other-Than-Temporary Impairment And Its Application To Certain Investments.” In addition, this amended report includes changes in language to Item 1 (Description of Business) and Item 2 (Management’s Discussion and Analysis) for clarification of these disclosures. The impact of these adjustments on the Company’s financial results as originally reported is summarized below:

Changes to the CONSOLIDATED BALANCE SHEET

	For the nine months ended March 31, 2005
	As Previously Reported	Adjustement		As Restated

Goodwill	$—	$2,779,624	(v)	$2,779,624
Investment in related company	350,000	(239,662	) (w)	110,338
Deficit accumulated during development stage	(1,105,734)	(240,082	) (x)	(1,345,816)
Additional paid-in capital - warrants	—	22,641	(y)	22,641
Additional paid-in capital	1,992,673	2,760,736	(z)	4,753,409

Changes to the STATEMENTS OF OPERATIONS

	For the nine months ended March 31, 2005
	As Previously Reported	Adjustment		As Restated

Loss from operations	$(660,045)	$3,333	(aa)	$(656,712)
Net loss	(659,569)	(231,976	) (bb)	(891,545)
Loss per share	$(0.03)	—		$(0.04)

(v)

As previously described in (a), (h) and (o) above, the Company has restated its 2005 financial statements to recognize the value of the acquisition of Sibling Pictures, Inc. and its subsidiaries on June 17, 2005 from SEI of $2,779,624 by accounting for this business combination as set forth in SFAS No. 141, “Business Combinations.”

(w)

The Company has restated the investment in SEI in this quarterly report and the Company’s financial statements for the fiscal year ended June 30, 2005, as previously described in (b) above, and September 30, 2005 as previously described in (i) above, and December 31, 2005 in (p) above to recognize equity losses of $1,184, $4,353 and $504, respectively by accounting for the investment under the equity method as set forth in EITF 02-14, and to recognize a loss on its investment in SEI in the amount of $233,621 as a result of management’s assessment of its investment for impairment, in accordance with EITF 03-1, “The Meaning of Other-Than-Temporary Impairment And Its Application To Certain Investments.”

(x)	The Company has restated the “Deficit accumulated during the development stage” as result of the accumulated changes reported in this statement through

March 31, 2005.

(y)

The Company has restated the financial statements to report separately the value of additional paid-in capital related to warrants issued under our offerings, and to disclose its accounting treatment and method of determining the fair value of such warrants for the fiscal year ended June 30, 2005 as previously described in (d) above, and September 30, 2005 as previously described in (k) above, and December 31, 2005 as previously described in (r) above, to recognize the additional paid-in capital related to warrants of $4,631, $4,123, $ 5,139, respectively and $8,748 for the three months ending March 31, 2005.

(z)

The Company has restated the “Additional paid-in capital” as result of the accumulated changes reported in this statement from the reported changes of “Goodwill” and the increase of “Additional paid-in capital - warrants” as a result of the acquisition of Sibling Pictures, Inc. as described above.

(aa)

The Company has restated “Loss from operations” for the period ending March 31, 2005 to recognize $3,333 of recoupable advances for the value of stock issued to consultants for services that may be performed in the future, which the Company had previously accounted for as stock-based compensation.

(bb)

As stated in (i) above, the Company has restated as a result of the combined changes from “Investment in related company” and “Loss from operations” as result of the accumulated changes reported in this statement through March 31, 2005.

In addition, the Company will restate in its financial statement disclosures, as follows. Note 3 - modified investment in related company stock disclosure due to change in accounting treatment of the related investment to the equity method and added clarification to changes to related party agreements and additional information related to amounts receivable from the Denver Civic Theater. Note 7 - footnote added to disclose details of recoupable advances, which replaces previous prepaid consulting fees footnote. Note 9- added basis of accounting for warrants and method of determining fair value. Note 10 - footnote added to disclose share exchange and goodwill resulting from acquisition. In addition, this amended report includes changes in language to Item 1 (Description of Business) and Item 2 (Management’s Discussion and Analysis) for clarification of these disclosures.

The 10-QSB/A for the period ending March 31, 2006 (the “Mar 2006 Form 10-QSB/A”) to be filed only amends and restates certain information in Item 1 (Financial Statements) and Item 2 (Management’s Discussion And Analysis Or Plan Of Operation), and such amendment and restatement with respect to Items 1 and 2 only reflect the restatement of the financial statements as described above. Except for the foregoing amended and restated information, Mar 2006 Form 10-QSB/A continues to describe conditions as of the date of the original filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the original filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the original filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the original filing (other than the restatement), and such forward-looking statements should be read in their historical context. Mar 2006 Form 10-QSB/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the original filing, including any amendments to those filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP, INC.
Dated: October 20, 2006	By:	/s/ James Cardwell
James Cardwell, Chief Financial Officer and Director